FLEXSHARES TRUST

FORM N-SAR

File No. 811-22555

Fiscal Year Ended October 31, 2016
Exhibits

EX-99.77B: Accountant’s report on internal control

[Obtain from Auditor and insert]

Sub-Item 77Q1: Exhibits.

EX-99.77Q1(a): Copies of any material amendments to the registrant’s charter or by-laws

(a)(1) Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust of FlexShares Trust, as of August 22, 2016, is incorporated herein by reference to Exhibit (a)(5) in Registrant’s Post-Effective Amendment No. 69 filed with the Commission on August 29, 2016 (Accession No. 0001193125-16-695751).

EX-99.77Q1(e): Copies of any new or amended Registrant investment advisory contracts

(e)(1) Amendment to Investment Advisory and Ancillary Services Agreement, dated September 23, 2016, between FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(17) in Registrant’s Post-Effective Amendment No. 70 filed with the Commission on November 10, 2016 (Accession No. 0001193125-16-766045).

(e)(2) Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement, dated June 8, 2016, between FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(2) in Registrant’s Post-Effective Amendment No. 67 filed with the Commission on July 1, 2016 (Accession No. 0001193125-16-640378).

(e)(3) Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement, dated September 23, 2016, between FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(2) in Registrant’s Post-Effective Amendment No. 70 filed with the Commission on November 10, 2016 (Accession No. 0001193125-16-766045).

(e)(4) Expense Reimbursement Agreement, dated June 8, 2016, between FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(15) in Registrant’s Post-Effective Amendment No. 67 filed with the Commission on July 1, 2016 (Accession No. 0001193125-16-640378).

(e)(5) Expense Reimbursement Agreement, dated September 23, 2016, between FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(16) in Registrant’s Post-Effective Amendment No. 70 filed with the Commission on November 10, 2016 (Accession No. 0001193125-16-766045).

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PHTRANS/ 998580.2